UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2011

Scorpion Performance, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-52859	65-0979606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5817 NW 44th Avenue, Ocala, FL 34482

(Address of Principal Executive Offices) (Zip Code)

(352) 512-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

With great regret, Scorpion Performance, Inc. (the "Company") announced today the untimely deaths of founders Robert Stopanio (Sole Director, Chairman and President) and Teresa Stopanio (Secretary, Treasurer and Office Manager). In addition to his duties as Chief Operating Officer, Luke Whalen will serve as interim President. Angela Stopanio will serve as interim Secretary, Treasurer and Office Manager. Mr. Whalen and Ms. Stopanio shall serve in their interim positions until individuals are appointed to permanent positions. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2011

Scorpion Performance, Inc.

By:	/s/ Luke Whalen
Chief Operating Officer